UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    May 1, 2012

Commission File No. 001-13349

BAR HARBOR BANKSHARES

(Exact name of registrant as specified in its charter)

Maine	01-0393663
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

PO Box 400
82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip Code)

(207) 288-3314

(Registrant's telephone number, including area code)

Inapplicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Item 1.01

Entry into a Material Definitive Agreement.

On May 1, 2012, Bar Harbor Bank & Trust (“Bar Harbor”), the principal subsidiary of Bar Harbor Bankshares (the “Company”), entered into a Purchase and Assumption Agreement (the “Agreement”) with Border Trust Company (“Border”) and Border Bankshares, Inc., the holding company of Border, to acquire certain assets and assume certain liabilities of Border (the “Acquisition”).  At December 31, 2011, Border had approximately $46.9 million in assets, $41.1 million in deposits, and $37.2 million in loans. Bar Harbor will continue operating all three of Border’s branches, located in Augusta, South China and Topsham, Maine.

In the Acquisition, Bar Harbor will (i) assume all deposit liabilities of Border and pay a 3.85% deposit premium for all core deposits, measured at closing, (ii) purchase Border’s loan portfolio at a 3% discount to book value, excluding certain OREO properties and selected non-performing loans with a combined book value of $1.8 million, and (iii) acquire substantially all other assets of Border.    The purchase price for the Acquisition may be adjusted following the Acquisition’s closing in accordance with the terms of the Agreement.

The Acquisition is expected to close in the third quarter of 2012 and is subject to the receipt of required regulatory approvals and other customary closing conditions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated into this report by reference.

On May 1, 2012, the Company issued a press release announcing Bar Harbor’s entry into the Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.

Description

2.1

Purchase and Assumption Agreement, dated as of May 1, 2012, by and among Bar

Harbor Bank & Trust Company, Border Trust Company and Border Bancshares, Inc.

99.1

Copy of Company’s press release dated May 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 1, 2012

BAR HARBOR BANKSHARES

Gerald Shencavitz

Executive Vice President

& Chief Financial Officer

Exhibit Index

Exhibit No.

Description

2.1

Purchase and Assumption Agreement, dated as of May 1, 2012, by and among Bar

Harbor Bank & Trust Company, Border Trust Company and Border Bancshares, Inc.

99.1

Copy of Company’s press release dated May 1, 2012.